SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.   20549

                                       FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                                  February 12, 1998
                   Date of Report (Date of earliest event reported)


                              CALIFORNIA MICROWAVE, INC.
                (Exact name of registrant as specified in its charter)


              Delaware                0-7428          94-1668412
              (State or other         (Commission     (IRS Employer
              jurisdiction of         File Number)    Identification No.)
              incorporation)

                 1143 Borregas Avenue, Sunnyvale, California   94089
                 (Address of principal executive offices) (Zip Code)

          (Registrant's telephone number, including are code): 408/732-4000























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          Item 5. Other Events.


                  California Microwave, Inc. announced on February 12, 1998 its intention to purchase, in the open market, up to three million shares of its common stock over the next six to twelve months. Purchase of the total three million shares is contingent upon continued favorable market conditions, available cash flows and completion of the divestiture of California Microwave's Microwave Networks division.

                                      SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALIFORNIA MICROWAVE, INC.
                                     (Registrant)


                                  By: /s/ George L. Spillane
                                      __________________________
                                  Name:   George L. Spillane
                                  Title:  Vice President and
                                          Secretary


          Dated:  February 18, 1998


























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